Appendix "B"
To
Custodian Agreement
Between
The Bank of new York and Each of the Investment
Companies Listed on Appendix "A" thereto
Dated as of March 16, 2000

 The following is a list of Additional Custodians, Special
Subcustodians and Foreign Subcustodians under the Custodian Agreement dated as of December 1, 1994 (the "Custodian Agreement"):

A.  Additional Custodians

    CUSTODIAN               PURPOSE

    Bank of New York        FICASH

                            FITERM

B.  Special Subcustodians:

    SUBCUSTODIAN            PURPOSE

    Bank of New York        FICASH

    Chemical Bank, N.A.     Third Party Repurchase
                            Agreements*

    Citibank, N.A.          Global Bond Certificates**

____________________________
* Chemical Bank, N.A. will act as Special Subcustodian with respect to third party repurchase agreements for the following Portfolios only:

FUND                            PORTFOLIO

Fidelity Institutional Cash     U.S. Treasury Portfolio II
Portfolios

Fidelity Hereford Street Trust  Spartan Money Market Fund

Fidelity Select Portfolios      Money Market Portfolio

Fidelity Union Street Trust II  Fidelity Daily Income Trust

                                Spartan World Money Market Fund

Fidelity Phillips Street Trust  Fidelity Cash Reserves

** Citibank, N.A. will act as Special Subcustodian with respect to Global Bond Certificates for
    Fidelity Advisor Series VIII:  Fidelity Advisor Strategic Income
                                   Fund only.

C.  Foreign Subcustodians:

COUNTRY         FOREIGN SUBCUSTODIAN             DEPOSITORY

Argentina       BankBoston, N.A., Buenos Aires   Caja de Valores, S.A.

                                                 Central de Registracion y

                                                 Liquidacion de Instrumentos de

                                                 Endendamiento Publico (CRYL)

                Banco Santander Central
                Hispano, S.A.

Australia       Australia and New Zealand        Austraclear Limited
                Banking

                Group Ltd. (ANZ), Melbourne

                National Australia Bank Ltd.,    The Reserve Bank Information
                Melbourne                        and

                Commonwealth Custodian           Transfer System (RITS)
                Services Limited

                                                 The Clearing House Electronic

                                                 Sub-register system

Austria         Creditanstalt - Bankverein,      Osterreichische Kontrollbank

                Vienna                           Aktiengesellschaft (OEKB)

Bahrain         British Bank of the Middle
                East (BBME)

Bangladesh      Standard Chartered Bank PLC,     None
                Dhaka

Belgium         Banque Bruxelles Lambert,        Caisse Interprofessionnelle
                                                 de Depot

                Brussels                         et de Virement de Titres (CIK);

                                                 Banque Nationale de Belgique

Bermuda         Bank of Bermuda Ltd. (BBL)

Botswana        Stanbic Bank Botswana Ltd.,      None
                Gabarone

                Barclays Bank of Botswana Ltd.

Brazil          BankBoston, N.A.,                Sao Paulo Stock Exchange

                Sao Paulo                        (BOVESPA/CALISPA); Sistema

                                                 Especial de Liquidacao e
                                                 Custodia

                                                 (SELIC);

                                                 Rio de Janeiro Exchange (BVRJ);

                                                 Camara de Liquidacao e Custodia

                                                 S.A (CLC);

                                                 Central de Custodia e
                                                 Liquidacao

                                                 Financeira de Titulos (CETIP)

                                                 Companhia Brasleira de
                                                 Liquidacao e Custodia

Bulgaria        ING Bank N.V. (ING)              The Central Depository AD (and)

                                                 Bulgarian National Bank

Canada          Royal Bank of Canada             Canadian Depository for
                                                 Securities,

                                                 Ltd. (CDS)

Chile           BankBoston, N.A., Santiago       Deposito Central de Valores
                                                 (DCV)

China-          Standard Chartered Bank,         Shanghai Securities Central
Shanghai        Shanghai                         Clearing

                                                 & Registration Corp. (SSCCRC)

China-          Standard Chartered Bank,         Shenzhen Securities Central
Shenzhen        Shenzhen                         Clearing

                                                 Co. (SSCC)

Colombia        Cititrust Colombia S.A.,         Deposito Central de Valores
                Sociedad Fiduciaria,             (DCV);

                Bogota                           Deposito Centralizado de
                                                 Valores

                                                 (DECEVAL)

Cyprus          Bank of Cyprus

Czech Republic  Ceskoslovenska Obchodnibanka,    Securities Center (SCP);

                 S.A., Prague                    Czech National Bank

Denmark         Den Danske Bank, Copenhagen      Vaerdipapircentralen-VP Center

Ecuador         Citibank, N.A., Quito            None

Egypt           Citibank, N.A., Cairo            Misr for Clearing, Settlement &

                                                 Depository (MCSD)

Finland         Merita Bank Ltd., Helsinki       Finnish Central Securities

                                                 Depository Limited (CSD)

France          Banque Paribas, Paris            SICOVAM;

                                                 Banque de France

                Credit Commercial de France,
                Paris

Germany         Dresdner Bank AG, Frankfurt      Deutsche Borse Clearing (DBC)

Ghana           Merchant Bank (Ghana) Ltd.,      None
                Accra

                Barclays Bank of Ghana Limited

Greece          Paribas - Athens                 Apothetirio Titlon A.E.

                                                 The Bank of Greece

Hong Kong       The Hongkong & Shanghai Banking  Central Clearing & Settlement

                                                 System (CCASS)

                                                 The Central Money Markets Unit

                                                 (CMU)

Hungary         Citibank Budapest Rt.            Central Depository & Clearing
                                                 House

                                                 (Budapest) Ltd. (KELER Ltd.)

India           Hongkong & Shanghai Banking      National Securities Depository
                Corp. Ltd.,

                Mumbai                           Limited (NSDL)

                Deutsche Bank AG, Mumbai         Reserve Bank of India

Indonesia       Hongkong & Shanghai Banking      None
                Corp. Ltd.,

                Jakarta                          Bank Indonesia

Ireland         Allied Irish Banks, plc.,        Gilt Settlement Office (GSO);
                Dublin

                                                 CREST

Israel          Bank Leumi Le-Israel, B.M.,      Tel-Aviv Stock Exchange
                Tel Aviv

                                                 (TASE) Clearinghouse Ltd.

Italy           Banca Commerciale Italiana,      Monte Titoli S.p.A.;
                Milan

                Banque Paribas, Milan            Banca d'Italia

Ivory Coast     Societe Generale de Banques

                en Cote d'Ivoire, Abidjan

Japan           Yasuda Trust & Banking Co. Ltd.  Japan Securities Depository
                                                 Center

                Fuji Bank, Ltd., Tokyo           (JASDEC);

                Bank of Tokyo - Mitsubishi,      Bank of Japan
                Ltd., Tokyo

Jordan          British Bank of the Middle       None
                East, Jordan, Amman

Kenya           Stanbic Bank Kenya Ltd.,         The Central Bank of Kenya
                Nairobi

                Barclays Bank of Kenya Ltd.

Lebanon         British Bank of the Middle       Midclear
                East, Beirut

                                                 The Central Bank of Lebanon

Luxembourg      Banque Internationale a          None
                Luxembourg, Luxembourg

                Banque et Caisse d'Epargne de
                l'Etat Luxembourg,

                Luxembourg

Malaysia        Hongkong Bank Malaysia Berhad,   Malaysian Central Depository
                                                 Sdn.

                Kuala Lumpur                     Bhd. (MCD)

Mauritius       HongKong & Shanghai Banking      The Central Depository &
                Corp., Ltd.

                Port Louis                       Settlement Co. Ltd. (CDS)

Mexico          Banco Nacional de Mexico         Institucion para el Deposito de
                S.A., Mexico, D.F.

                                                 Valores- S.D. INDEVAL, S.A. de

                                                 C.V.

Morocco         Banque Commerciale du Maroc,     MAROCLEAR
                Casablanca

Namibia         Standard Bank Namibia Ltd.,      None
                Windhoek

Netherlands     MeesPierson N.V.                 Nederlands Centraal Instituut
                                                 voor

                                                 Giraal Effectenverkeer  BV

                                                 (NECIGEF)/KAS Associatie, N.V.

                                                 (KAS)

New Zealand     Australia and New Zealand        New Zealand Securities
                Banking                          Depository

                Group Ltd. (ANZ)                 Limited (NZCDS)

Norway          Den norske Bank, Oslo            Verdipapirsentralen (VPS)

Oman            British Bank of the Middle       Muscat Securities Market
                East (BBME)

                                                 The Central Depository
                                                 Company of

                                                 Pakistan

Pakistan        Standard Chartered Bank,         State Bank of Pakistan
                Karachi

Peru            Citibank, N.A., Lima             Caja de Valores (CAVAL)

                                                 Banco Central de Reserva del
                                                 Peru

Philippines     Hongkong & Shanghai Banking      The Philippines Central
                Corp. Ltd.,                      Depository

                                                 Registry of Scripless
                                                 Securities

                Manila                           Inc. (PCD)

Poland          Bank Handlowy W. Warzawie,       National Depository of
                S.A., Warsaw                     Securities;

                                                 National Bank of Poland

Portugal        Banco Comercial Portugues,       Central de Valores Mobiliaros
                S.A.,

                Lisbon                           (Interbolsa)

Romania         ING Bank N.V., Bucharest         National Company for Clearing,

                                                 Settlement & Depository for

                                                 Securities (SNCDD)

                                                 Bucharest Stock Exchange (BSE)

                                                 National Bank of Romania

Russia          Credit Suisse First Boston       Moscow Interbank Currency
                (Moscow) Ltd.

                                                 Exchange Clearinghouse (MICEX)

                United Export Bank, Moscow

                                                 National Depository Center

                                                 Rosvneshtorgbank

Singapore       United Overseas Bank, Singapore  Central Depository Pte Ltd.
                                                 (CDP)

                The Development Bank of          Monetary Authority of Singapore
                Singapore Ltd.,

                Singapore

Slovak          Ceskowslovenska Obchodna         Stredisko Cennych Papierov
Republic        Banka, A.S.,                     (SCP);

                Bratislava                       National Bank of Slovakia (NBS)

Slovenia        Banka Creditanstalt D.D.,        Central Klirnisko Depotna
                Ljubljana

                                                 Druzba d.d. (KDD)

South Africa    Standard Bank of South Africa    Central Depository (Pty) Ltd.
                Ltd.,                            (CD)

                Johannesburg                     STRATE

                Standard Corporate & Merchant
                Bank

South Korea     Standard Chartered Bank, Seoul   Korean Securities Depository
                                                 (KSD)

Spain           Banco Bilbao Vizcaya,            Servicio de
                                                 Compensacion y

                Madrid                           Liquidacion de Valores
                                                 (SCLV);

                                                 Banco de Espana

Sri Lanka       Standard Chartered Bank,         Central Depository System,
                Colombo                          (Pvt)

                                                 Limited (CDS)

Swaziland       Stanbic Bank Swaziland Ltd.,     None
                Mbabane

Sweden          Skandinaviska Enskilda           Vardepappercentralen VPC AB
                Banken, Stockholm

Switzerland     Bank Leu Ltd., Zurich            Schweizerische Effecten- Giro
                                                 A. G.

                Union Bank of Switzerland,       (SEGA)
                Zurich

                Credit Suisse First Boston

Taiwan          Hongkong and Shanghai Banking    Taiwan Securities Central
                Corp., Ltd.,                     Depository

                                                 Central Bank of China

                Taipei                            Co., Ltd., (TSCD)

Thailand        Standard Chartered Bank,         Thailand Securities Depository
                Bangkok

                                                 Company (TSD)

                Bangkok Bank Public Company

                Limited, Bangkok

Transnational                                    Cedel Bank Societe Anonyme,

                                                 Luxembourg

                                                 Euroclear Clearance System

                                                 Societe Cooperative, Belgium

Turkey          Citibank, N.A., Instanbul        Takas ve Saklama A.S., (TvS);

                Osmanli Bankasi A.S.             Central Bank of Turkey

                (Ottoman Bank) Instanbul

United          The Bank of New York, London     Central Gilts Office (CGO)
Kingdom

                                                 Central Moneymarkets Office
                                                 (CMO)

                                                 CREST

Uruguay         BankBoston, N.A., Montevideo     None

Venezuela       Citibank, N.A., Caracas          The Caja Venezolana de Valores

                                                 (CVV)

                                                 Central Bank of Venezuela

Zambia          Stanbic Bank Zambia Ltd.,        Lusaka Stock Exchange
                Lusaka

                Barclays Bank of Zambia Ltd.     Bank of Zambia

Zimbabwe        Stanbic Bank Zimbabwe Ltd.,      None
                Harare

                Barclays Bank of Zimbabwe Ltd.


Each of the Investment Companies Listed on Appendix "A" to the
Custodian Agreement, on Behalf of each of Their Respective Portfolios


By: _       John Costello________________________
Name: __    John Costello________________________
Title: ___  Asst. Treasurer______________________